SEPTEMBER 30, 2001








DAVIS INTERNATIONAL
TOTAL RETURN FUND













ANNUAL REPORT




[DAVIS LOGO]

                                TABLE OF CONTENTS


Shareholder Letter................................................. 2

Fund Performance................................................... 7

Schedule of Investments............................................15

Statement of Assets and Liabilities................................18

Statement of Operations............................................20

Statement of Changes in Net Assets.................................21

Notes to Financial Statements......................................22

Financial Highlights...............................................30

Independent Auditors' Report.......................................34

Federal Income Tax Information.....................................35

Directors and Officers.............................................36

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Dear Shareholder:

The Davis International Total Return Fund's Class A shares generated a total return on net asset value of (38.31)% for the one-year period ended September 30, 2001.(1) Over the same time period, the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index returned (28.27)%.(2) Fund performance lagged primarily because the Fund focuses on growth companies, which have performed worse than the EAFE Index overall as their earnings have declined substantially due to slowing economic growth. In this same period, the EAFE Growth Index, which measures our investment style, declined 37.3%, roughly in line with the Fund's results.

INVESTMENT OVERVIEW
In reflecting on the tragic events in New York City and Washington, D.C., on September 11, 2001, it is clear that all of America has been affected. Looking ahead, it is important to consider the global consequences of these changes in America's economy and financial system. The terrorist attacks appear to have accelerated trends already in place, including a slowing in manufacturing, weakening consumer confidence and increased risk aversion on the part of investors. Perhaps the biggest change has been the shift from the consumer to the government as the main engine of economic growth.

The consumer sector, which represents two-thirds of the U.S. economy and which was already losing steam in the face of rising unemployment, has been further weakened by rising fears of terrorism and military action. However, the negative impact on the business environment should be offset to some extent by the proposed fiscal stimulus, such as additional tax cuts and improved unemployment benefits and increased government spending on defense. Such stimulus may total $125 billion, adding 1% to gross domestic product growth in the United States in 2002.

Furthermore, central banks worldwide are expected to lower interest rates to revive sluggish economies. In just the first two weeks following the September 11 tragedy, central banks added $120 billion of excess liquidity to the system to support economies and financial markets. Such liquidity far exceeds the $28 billion provided by central banks during the crisis associated with the collapse of Long Term Capital Management in 1998. Monetary easing has historically proven a bigger factor in moving equity markets than corporate earnings. As interest rates decline, they eventually drop far enough to convince investors that low rates will stimulate economic recovery. At that point, investors generally begin shifting money away from low-yielding fixed-income investments into equities, which may then offer potentially more attractive returns.

REGIONAL STRATEGIES
The world is in a synchronized slowdown with economic recovery overseas largely dependent upon the recovery in the United States. Such recovery in all likelihood has now been postponed from the end of 2001 until the beginning of the second half of 2002.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================


The delayed economic recovery in the United States is likely to have the greatest impact on Japan, Asia and Latin America. Currently, Japan directs 30% of its exports to the United States, primarily in the form of consumer and technology goods. Asia, including China, sends 22% of its exports to this country, with the largest percentage of these exports coming from the technology sector. As a result, we have been reducing our exposure in Asia and Japan by cutting back primarily on companies that are hurt by slower exports, in favor of increasing our exposure in Europe and the United Kingdom, which are less dependent on America for economic growth.

Growth in the United Kingdom and Europe has not been as dependent on the consumer as has economic growth in the United States. Their consumers did not overspend as much as U.S. consumers did and thus are not burdened by the same debt problems. We still expect relatively good domestic demand from European and U.K. consumers, meaning they can still be an engine of growth in those regions. Another positive for these markets is that European central banks have been slower to cut interest rates, so there is potential for greater monetary easing ahead. As European economies slow further, more liquidity is available to come into the system to push those economies forward.

In addition, we expect the euro will continue to strengthen as investors seek alternatives to the U.S. dollar, whose previous "safe haven" status is now under pressure in the wake of the first terrorist attack on American soil. Moreover, demand for the euro should increase once people begin using euro currency as the official medium of exchange in January 2002. Such appreciation of the euro should facilitate lower interest rates without fear of inflation, providing further stimulus for European economies.

In Europe, we have been moving away from companies that are dependent on business and consumer spending to companies in less economically sensitive areas such as consumer staples, drug and health care. These kinds of companies tend to do well even in economic slowdowns because they provide basic goods that people always need to buy. We have added to our position in Novo-Nordisk(3), a Danish drug company, and Novartis, a Swiss drug company. In addition, we have increased exposure to the consumer staples sector, including food retailers such as Tesco and household products companies such as Reckitt Benckiser in the United Kingdom. People also have to bank regardless of the state of the economy. So we are maintaining our position in the banking sector with companies such as Royal Bank of Scotland and Danske Bank in Denmark.

Even though we expect consumers to retrench, we did add one new consumer spending play during the last quarter--the French cosmetics company L'Oreal. We think that L'Oreal will benefit as women move from high-end cosmetics and perfumes to the middle and lower end of the market.

We had previously limited our exposure to Latin America because of concern that the slowing U.S. economy would have a negative impact on the region, and now the Fund has no holdings in the region. One company sold was Embraer, a Brazilian manufacturer of regional jets, because the current slowdown in the airline industry has resulted in declining demand for and therefore excess supply of regional jets.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================


LONG-TERM OUTLOOK
We anticipate that financial markets will remain volatile as we move through the balance of the year. Despite the declines already seen in stock prices, reduced corporate earnings estimates could lead to another downward market move. That could create tremendous opportunities for investors looking at least 6 to 12 months out, as we think you should in the equity market.

We believe that this an excellent time for U.S. investors to diversify overseas through investments in stable, defensive companies with sound growth prospects. Moreover, we expect the dollar to weaken going forward, and international markets have historically performed well during periods of dollar weakness because of the flow of funds into these markets from U.S. investors seeking to benefit from potential currency gains. A depreciating dollar is a positive for U.S. investors because if you buy shares overseas and the price goes up while the dollar weakens, when you sell the shares and bring the proceeds home you can buy more dollars with that money.

Despite continued uncertainty both in the real world and the financial world, we believe it is too late to become more bearish. As noted earlier, we expect central banks to ease monetary policy further, which together with previous monetary and fiscal easing and increased government spending, should provide the foundation for a global economic recovery in 2002. As earnings visibility for 2002 improves, we plan to increase our equity exposure by reinvesting the cash reserves we accumulated as a defensive measure. It is important to remember that the best opportunities in the financial markets often occur when we are most nervous.

Sincerely,




/s/ Sheila Hartnett-Devlin
---------------------------------------------

Sheila Hartnett-Devlin
Portfolio Manager

November 2, 2001

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================


This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis International Total Return Fund, which contains more information about risks, charges and expenses. Please read the prospectus carefully before investing or sending money.

(1) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis International Total Return Fund's Class A shares for the periods ended September 30, 2001. Returns for other classes of shares will vary from the following figures:


*(Without a 4.75% sales charge taken into consideration)
-------------------------------------------------------------------------------------------------------
               Fund Name                    1 Year       5 Year      10 Year          Inception
               ---------                    ------       ------      -------          ---------
-------------------------------------------------------------------------------------------------------
Davis International Total Return A         (38.31)%      (9.00)%        NA        (3.33)% - 02/01/95
-------------------------------------------------------------------------------------------------------


**(With a 4.75% sales charge taken into consideration)
-------------------------------------------------------------------------------------------------------
               Fund Name                    1 Year       5 Year      10 Year          Inception
               ---------                    ------       ------      -------          ---------
-------------------------------------------------------------------------------------------------------
Davis International Total Return A         (41.25)%      (9.87)%        NA        (4.04)% - 02/01/95
-------------------------------------------------------------------------------------------------------


Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

(2) The Morgan Stanley Capital International EAFE Index is a recognized international index that includes approximately 1,000 companies representing the stock markets of 18 countries in Europe, Australia, New Zealand and the Far East. The average company has a market capitalization of more than $3 billion. This is a total return index calculated in U.S. dollars, with gross dividends reinvested. It would be difficult to invest directly in the index.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================


(3) See the Fund's Schedule of Investments for a detailed list of portfolio holdings. Portfolio holdings will change over time.

Sheila Hartnett-Devlin makes candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Fund's investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
DAVIS INTERNATIONAL TOTAL RETURN FUND -- CLASS A SHARES
COMPARISON OF DAVIS INTERNATIONAL TOTAL RETURN FUND AND EUROPE AUSTRALIA FAR EAST INDEX

================================================================================
Average Annual Total Return For the Periods ended September 30, 2001.

 --------------------------------------------------------------
 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%).

 One Year ..............................      (41.25%)
 Five Year .............................       (9.87%)
 Life of Class (February 1, 1995
      through September 30, 2001)......        (4.04%)
 --------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Class A shares of Davis International Total Return Fund on February 1, 1995 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by September 30, 2001 the value of your investment would have been $7,599 - a 24.01% decrease on your initial investment. For comparison, the Europe Australia Far East Index is also presented on the chart below.

[GRAPHIC OMITTED]

                                DITRF Class A                 EAFE Index
 2/1/95                                 9,525                     10,000
9/30/95                                11,286                     11,138
9/30/96                                12,174                     12,134
9/30/97                                12,505                     13,649
9/30/98                                10,175                     12,546
9/30/99                                11,747                     16,476
9/30/00                                12,318                     17,041
9/30/01                                 7,599                     12,223

Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
DAVIS INTERNATIONAL TOTAL RETURN FUND -- CLASS B SHARES
COMPARISON OF DAVIS INTERNATIONAL TOTAL RETURN FUND AND EUROPE AUSTRALIA FAR EAST INDEX

================================================================================
Average Annual Total Return For the Periods ended September 30, 2001.

-----------------------------------------------------------------------------
 CLASS B SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year......................................................   (41.38%)
 Five Year ....................................................   (10.23%)
 Life of Class (February 1, 1995 through September 30, 2001) ..    (4.24%)

 ----------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Class B shares of Davis International Total Return Fund on February 1, 1995 (inception of
Fund). As the chart shows, by September 30, 2001 the value of your investment would have been $7,496 - a 25.04% decrease on your initial investment. For comparison, the Europe Australia Far East Index is also presented on the chart below.


[GRAPHIC OMITTED]

                                DITRF Class B                 EAFE Index
 2/1/95                                10,000                     10,000
9/30/95                                11,790                     11,138
9/30/96                                12,627                     12,134
9/30/97                                12,851                     13,649
9/30/98                                10,350                     12,546
9/30/99                                11,825                     16,476
9/30/00                                12,286                     17,041
9/30/01                                 7,496                     12,223

Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
DAVIS INTERNATIONAL TOTAL RETURN FUND -- CLASS C SHARES
COMPARISON OF DAVIS INTERNATIONAL TOTAL RETURN FUND AND EUROPE AUSTRALIA FAR EAST INDEX

================================================================================
Average Annual Total Return For the Periods ended September 30, 2001.

------------------------------------------------------------------------------
 CLASS C SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year........................................................     (40.04%)
 Life of Class (August 19, 1997 through September 30, 2001) .....     (12.47%)

------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Class C shares of Davis International Total Return Fund on August 19, 1997 (inception of class). As the chart shows, by September 30, 2001 the value of your investment would have been $5,777 - a 42.23% decrease on your initial investment. For comparison, the Europe Australia Far East Index is also presented on the chart below.

[GRAPHIC OMITTED]

                                DITRF Class C                 EAFE Index
8/19/97                                10,000                     10,000
9/30/97                                 9,887                     10,562
9/30/98                                 7,974                      9,709
9/30/99                                 9,157                     12,749
9/30/00                                 9,539                     13,187
9/30/01                                 5,777                      9,459

Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
DAVIS INTERNATIONAL TOTAL RETURN FUND -- CLASS Y SHARES
COMPARISON OF DAVIS INTERNATIONAL TOTAL RETURN FUND AND EUROPE AUSTRALIA FAR EAST INDEX

================================================================================
Average Annual Total Return For the Periods ended September 30, 2001.

-------------------------------------------------------------------------
 CLASS Y SHARES
 (There is no sales charge applicable to this calculation.)

 One Year.....................................................   (37.46%)
 Life of Class (May 5, 2000 through September 30, 2001) ......   (26.81%)

-------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Class Y shares of Davis International Total Return Fund on May 5, 2000 (inception of class). As the chart shows, by September 30, 2001 the value of your investment would have been $6,449 - a 35.51% decrease on your initial investment. For comparison, the Europe Australia Far East Index is also presented on the chart below.

[GRAPHIC OMITTED]

                                DITRF Class A                 EAFE Index
 5/5/00                                10,000                     10,000
9/30/00                                10,313                      9,329
9/30/01                                 6,449                      6,692

Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2001

================================================================================

[GRAPHIC OMITTED]

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

Short Term                    Common Stocks
Investments, Other            88.5%
Assets & Liabilities
11.5%


SECTOR WEIGHTINGS (% OF PORTFOLIO)
----------------------------------

Insurance                 Electronics               Office Equipment
4.4%                      8.2%                      5.3%

Retail                    Financial Services        Consumer Products
7.0%                      13.8%                     6.1%

Other                     Foodservice               Banking
6.5%                      4.5%                      9.8%

Transportation            Pharmaceuticals           Consumer Services
5.6%                      9.9%                      4.1%

Energy
14.8%





TOP 10 HOLDINGS                                            SECTOR                        % OF FUND NET ASSETS
-------------------------------------------------------------------------------------------------------------
Canon Inc.                                                 Office Equipment                     4.68%
Compass Group PLC                                          Foodservice                          3.96%
Schering AG                                                Pharmaceutical                       3.67%
TotalFinaElf SA                                            Energy                               3.67%
Tesco PLC                                                  Retail                               3.25%
Royal Bank of Scotland Group PLC                           Banking                              3.25%
Bayerische Motoren Werke AG                                Consumer Services                    3.13%
Pioneer Corp.                                              Electronics                          2.88%
MLP AG                                                     Financial Services                   2.87%
The Nomura Securities Co., Ltd.                            Financial Services                   2.68%

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
PORTFOLIO ACTIVITY -- OCTOBER 1, 2000 THROUGH SEPTEMBER 30, 2001

--------------------------------------------------------------------------------
NEW POSITIONS ADDED (10/1/00-9/30/01)
(HIGHLIGHTED POSITIONS ARE THOSE GREATER THAN 2.00% OF 9/30/01
TOTAL NET ASSETS.)

                                                                                                    % OF 9/30/01
                                                                                     DATE OF 1ST        FUND
SECURITY                                                  SECTOR                      PURCHASE       NET ASSETS
---------------------------------------------------------------------------------------------------------------
Allied Irish Banks PLC                                    Banking                     11/16/00             2.21%
Banco Popular Espanol SA                                  Banking                      10/3/00              -
China Mobile (Hong Kong) Ltd.                             Telecommunications           1/19/01              -
CLP Holdings Ltd.                                         Energy                       3/26/01             2.21%
Cnooc Ltd.                                                Energy                        7/9/01             1.19%
Coflexip SA                                               Energy                      11/22/00              -
Danske Bank A/S                                           Banking                      3/21/01             2.54%
Denway Motors Ltd.                                        Consumer Services             6/8/01             0.53%
Empresa Brasileira de Aeronautica SA                      Aerospace & Defense          6/12/01              -
Ergo Versicherungs Gruppe AG                              Insurance                   10/16/00              -
Fanuc Ltd.                                                Electronics                  6/28/01             0.77%
Fast Retailing Co., Ltd.                                  Retail                      12/20/00              -
Fuji Photo Film Co., Ltd.                                 Leisure Equipment &
                                                              Products                 8/13/01             0.47%
Grupo Televisa SA, ADR                                    Broadcast Services          11/15/00              -
Hays PLC                                                  Commercial Services          4/19/01              -
Hongkong Electric Holdings Ltd.                           Energy                       9/27/01             0.34%
Industria de Diseno Textil, SA                            Retail                       5/22/01             0.38%
ISS A/S                                                   Commercial Services           5/1/01             1.42%
Kao Corp.                                                 Consumer Products            3/16/01             2.02%
L'Oreal SA                                                Consumer Products            8/20/01             1.18%
Li & Fung Ltd.                                            Wholesale                    7/19/01             0.65%
Lloyds TSB Group PLC                                      Banking                      5/23/01             0.62%
Mediolanum SpA                                            Insurance                     7/9/01             0.67%
MLP AG                                                    Financial Services            2/1/01             2.87%
NEC Corp.                                                 Electronics                   7/6/01             0.56%
Nitto Denko Corp.                                         Chemicals                     5/9/01              -
Novartis AG                                               Pharmaceutical                5/2/01             1.34%
Novo-Nordisk A/S, Class B                                 Pharmaceutical               3/21/01             1.98%
Pioneer Corp.                                             Electronics                  1/19/01             2.88%
Reckitt Benckiser PLC                                     Consumer Products             5/2/01             2.16%
Reed International PLC                                    Publishing                  11/30/00             1.47%
Rohm Co., Ltd.                                            Electronics                   5/9/01             1.40%
Royal Bank of Scotland Group PLC                          Banking                     10/13/00             3.25%
Royal Dutch Petroleum Co., NY Shares                      Energy                       2/28/01             2.26%
Saipem SpA                                                Energy                       4/19/01             1.85%
Sanofi-Synthelabo SA                                      Pharmaceutical              10/23/00             1.78%
Schering AG                                               Pharmaceutical               10/4/00             3.67%
Serono SA, Class B                                        Pharmaceutical              11/16/00              -
Shin-Etsu Chemical Co., Ltd.                              Chemicals                    5/28/01             0.96%
Shire Pharmaceuticals Group PLC                           Pharmaceutical               6/26/01              -
Skandinaviska Enskilda Banken AB                          Banking                     11/16/00              -

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
PORTFOLIO ACTIVITY -- OCTOBER 1, 2000 THROUGH SEPTEMBER 30, 2001

================================================================================
NEW POSITIONS ADDED (10/1/00-9/30/01) - CONTINUED
(HIGHLIGHTED POSITIONS ARE THOSE GREATER THAN 2.00% OF 9/30/01
TOTAL NET ASSETS.)


                                                                                                    % OF 9/30/01
                                                                                     DATE OF 1ST        FUND
SECURITY                                                  SECTOR                      PURCHASE       NET ASSETS
----------------------------------------------------------------------------------------------------------------
SMC Corp.                                                 Electronics                  4/23/01             0.54%
Societe Television Francaise 1                            Television                   2/28/01              -
Telewest Communications PLC                               Television                   5/29/01             0.30%
Tesco PLC                                                 Retail                      11/16/00             3.25%
The Tokio Marine & Fire Insurance Co., Ltd.               Insurance                    6/26/01             2.01%
United Microelectronics Corp., ADR                        Electronics                  6/14/01             1.10%
Vestas Wind Systems A/S                                   Energy                      12/11/00             1.62%
Wal-Mart de Mexico                                        Retail                      11/16/00              -
Woolworths Ltd.                                           Retail                       11/7/00             2.60%
Yamato Transport Co., Ltd.                                Transportation               4/26/01             2.31%



POSITIONS CLOSED (10/1/00-9/30/01)
(GAINS OR LOSSES GREATER THAN $150,000 ARE HIGHLIGHTED.)


                                                                                   DATE OF FINAL
SECURITY                                                   SECTOR                       SALE            GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------
Accor SA                                                  Hotels & Motels               4/3/01              (45,869)
Adecco SA, Registered                                     Consumer Services            4/30/01             (214,305)
Alcatel                                                   Telecommunications            6/5/01             (147,887)
Arnoldo Mondadori Editore SpA                             Publishing                    2/9/01              132,224
Banco Bilbao Vizcaya Argentaria, SA                       Banking                      7/30/01             (127,272)
Banco Popular Espanol SA                                  Banking                      5/23/01               62,420
Carrefour SA                                              Retail                      12/18/00             (253,946)
China Mobile (Hong Kong) Ltd.                             Telecommunications           8/28/01              (63,444)
Coflexip SA                                               Energy                       7/26/01               91,448
COLT Telecom Group PLC                                    Telecommunications           7/23/01           (1,089,415)
Direkt Anlage Bank AG                                     Financial Services          10/25/00              (65,082)
Empresa Brasileira de Aeronautica SA                      Aerospace & Defense          9/28/01             (123,320)
Ergo Versicherungs Gruppe AG                              Insurance                     6/6/01               10,358
Fast Retailing Co., Ltd.                                  Retail                        2/9/01              (70,081)
GlaxoSmithKline PLC                                       Pharmaceutical                6/5/01               16,004
Granada Compass PLC                                       Consumer Services             2/9/01              (58,801)
Grupo Televisa SA, ADR                                    Broadcast Services           4/27/01             (210,344)
Hays PLC                                                  Commercial Services          6/29/01             (185,231)
Heineken NV                                               Consumer Products            1/19/01              231,949
Intershop Communications AG                               Telecommunications          10/12/00             (134,815)
Investor AB-Class B                                       Financial Services           4/30/01             (150,812)
Julius Baer Holding Ltd.                                  Financial Services           4/19/01              408,222
Koninklijke Philips Electronics NV                        Electronics                   6/5/01              447,968

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
PORTFOLIO ACTIVITY -- OCTOBER 1, 2000 THROUGH SEPTEMBER 30, 2001

================================================================================
POSITIONS CLOSED (10/1/00-9/30/01) - CONTINUED
(GAINS OR LOSSES GREATER THAN $150,000 ARE HIGHLIGHTED.)


                                                                                   DATE OF FINAL
SECURITY                                                   SECTOR                       SALE            GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------
Nitto Denko Corp.                                         Chemicals                     8/2/01             (111,056)
Nortel Networks Corp.                                     Telecommunications           3/16/01             (940,863)
SAP AG                                                    Technology                  11/14/00              145,996
Schlumberger Ltd.                                         Energy                       2/22/01              (74,274)
The Selecta Group, Registered                             Food & Restaurant           11/14/00              (70,683)
Serono SA, Class B                                        Pharmaceutical               1/26/01              (29,591)
Shire Pharmaceuticals Group PLC                           Pharmaceutical                9/4/01              (24,687)
Singapore Press Holdings Ltd.                             Publishing                   11/6/00              (49,216)
Skandinaviska Enskilda Banken AB                          Banking                      3/22/01             (139,297)
Societe Europeenne des Satellites                         Telecommunications            2/9/01              (35,106)
Societe Television Francaise 1                            Television                    7/5/01              (67,953)
Sony Corp.                                                Electronics                 12/18/00               41,765
Taiwan Semiconductor Manufacturing Co., Ltd., ADR         Electronics                   2/6/01               73,685
Telefonos de Mexico SA de CV ADR                          Telecommunications           11/8/00               (2,991)
Tokyo Broadcasting System, Inc.                           Broadcast Services           3/14/01             (261,969)
UniCredito Italiano SpA                                   Banking                       6/5/01             (103,945)
Wal-Mart de Mexico                                        Retail                        1/4/01              (74,266)

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
At September 30, 2001

================================================================================



                                                                                                     VALUE
     SHARES                                                                                         (NOTE 1)
     ------                                                                                          ------
COMMON STOCKS - (88.51%)
                  AUSTRALIA - (2.60%)
        65,000    Woolworths Ltd. ...........................................................  $       381,004
                                                                                               ---------------
                  DENMARK - (7.57%)
        23,800    Danske Bank A/S............................................................          372,767
         4,000    ISS A/S*...................................................................          208,017
         7,000    Novo-Nordisk A/S, Class B..................................................          290,368
         8,000    Vestas Wind Systems A/S....................................................          237,874
                                                                                               ---------------
                                                                                                     1,109,026
                                                                                               ---------------
                  FINLAND - (0.56%)
         5,000    Nokia Oyj..................................................................           81,677
                                                                                               ---------------
                  FRANCE - (6.62%)
         2,500    L'Oreal SA.................................................................          172,227
         4,000    Sanofi-Synthelabo SA.......................................................          260,274
         4,000    TotalFinaElf SA............................................................          536,929
                                                                                               ---------------
                                                                                                       969,430
                                                                                               ---------------
                  GERMANY - (9.67%)
        18,000    Bayerische Motoren Werke AG................................................          459,157
         7,000    MLP AG.....................................................................          420,443
        10,800    Schering AG................................................................          537,424
                                                                                               ---------------
                                                                                                     1,417,024
                                                                                               ---------------

                  HONG KONG - (9.46%)
        49,000    Cheung Kong Holdings Ltd. .................................................          380,088
        84,000    CLP Holdings Ltd. .........................................................          323,098
       175,000    Cnooc Ltd. ................................................................          173,889
       290,000    Denway Motors Ltd.* .......................................................           77,152
        13,000    Hongkong Electric Holdings Ltd. ...........................................           50,003
       100,000    Li & Fung Ltd. ............................................................           94,878
        45,000    Sun Hung Kai Properties Ltd. ..............................................          286,172
                                                                                               ---------------
                                                                                                     1,385,280
                                                                                               ---------------
                  IRELAND - (2.21%)
        36,000    Allied Irish Banks PLC.....................................................          324,342
                                                                                               ---------------
                  ITALY - (2.51%)
        15,000    Mediolanum SpA.............................................................           98,149
        60,000    Saipem SpA.................................................................          270,285
                                                                                               ---------------
                                                                                                       368,434
                                                                                               ---------------
                  JAPAN - (21.27%)
        25,000    Canon Inc. ................................................................          685,763
         3,000    Fanuc Ltd. ................................................................          112,491


                                       15




DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS - Continued
At September 30, 2001

================================================================================


                                                                                                     VALUE
     SHARES                                                                                         (NOTE 1)
     ------                                                                                          ------
COMMON STOCKS - CONTINUED

                  JAPAN - CONTINUED
         2,000    Fuji Photo Film Co., Ltd. .................................................  $        68,786
        12,000    Kao Corp. .................................................................          295,445
        10,000    NEC Corp. .................................................................           81,621
        30,000    The Nomura Securities Co., Ltd. ...........................................          391,830
        21,000    Pioneer Corp. .............................................................          421,903
         2,100    Rohm Co. Ltd. .............................................................          204,345
         5,000    Shin-Etsu Chemical Co., Ltd. ..............................................          140,508
         1,000    SMC Corp. .................................................................           78,769
        32,000    The Tokio Marine & Fire Insurance Co., Ltd. ...............................          295,009
        17,000    Yamato Transport Co., Ltd. ................................................          338,688
                                                                                               ---------------
                                                                                                     3,115,158
                                                                                               ---------------

                  NETHERLANDS - (3.43%)
         6,396    ING Groep NV...............................................................          171,303
         6,600    Royal Dutch Petroleum Co., NY Shares.......................................          331,650
                                                                                               ---------------
                                                                                                       502,953

                  SPAIN - (0.38%)
         3,300    Industria de Diseno Textil, SA*............................................           55,559
                                                                                               ---------------
                  SWITZERLAND - (1.34%)
         5,000    Novartis AG................................................................          195,564
                                                                                               ---------------
                  TAIWAN - (1.10%)
        30,175    United Microelectronics Corp., ADR*........................................          160,531
                                                                                               ---------------
                  UNITED KINGDOM - (19.79%)
        29,000    Amvescap PLC...............................................................          310,378
        83,200    Compass Group PLC..........................................................          580,391
        50,000    Exel PLC...................................................................          389,590
         9,500    Lloyds TSB Group PLC.......................................................           90,782
        22,000    Reckitt Benckiser PLC......................................................          316,317
        26,000    Reed International PLC.....................................................          214,627
        21,600    Royal Bank of Scotland Group PLC...........................................          475,693
       100,000    Telewest Communications PLC*...............................................           44,104
       126,500    Tesco PLC..................................................................          476,093
                                                                                               ---------------
                                                                                                     2,897,975
                                                                                               ---------------

                        TOTAL COMMON STOCKS - (identified cost $17,256,458).................        12,963,957
                                                                                               ---------------
                                       16




DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS - Continued
At September 30, 2001

================================================================================


                                                                                                     VALUE
    PRINCIPAL                                                                                       (NOTE 1)
    ---------                                                                                        ------
SHORT TERM - (13.09%)
$    1,917,000    Nomura Securities International, Inc. Repurchase Agreement, 3.43%,
                     10/01/01, dated 09/28/01, repurchase value of $1,917,548
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $1,955,340)  - (identified cost $1,917,000)..........  $     1,917,000
                                                                                               ---------------


                           TOTAL INVESTMENTS - (identified cost $19,173,458) -
                               (101.60%) (a).................................................       14,880,957
                           LIABILITIES LESS OTHER ASSETS - (1.60%)...........................         (233,649)
                                                                                               ---------------
                           net assets - (100%)...............................................  $    14,647,308
                                                                                               ===============

* Non income-producing security.

(a) Aggregate cost for Federal income tax purposes is $19,173,458. At September
30, 2001, unrealized appreciation (depreciation) of securities for Federal
Income Tax purposes was as follows:

                  Unrealized appreciation....................................................  $      250,100
                  Unrealized depreciation....................................................       (4,544,539)
                                                                                               ---------------
                    Net unrealized depreciation.............................................   $    (4,294,439)
                                                                                               ===============


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES - At September 30, 2001
================================================================================


ASSETS:
     Investments in securities, at value (identified cost - $19,173,458)
     (including repurchase agreements of $1,917,000) (See accompanying Schedule
     of Investments)......................................................................   $      14,880,957
     Cash.................................................................................               6,316
     Receivables:
         Dividends and interest...........................................................              86,994
         Capital stock sold...............................................................              98,132
         Investment securities sold.......................................................               7,633
         From adviser.....................................................................              13,733
     Prepaid expenses.....................................................................               3,536
                                                                                             -----------------
              Total assets................................................................          15,097,301
                                                                                             -----------------

LIABILITIES:
     Unrealized depreciation on foreign currency contracts (Note 1).......................              19,257
     Payables:
         Investment securities purchased..................................................              49,449
         Capital stock redeemed...........................................................             350,418
     Accrued expenses.....................................................................              28,931
     Other liabilities....................................................................               1,938
                                                                                             -----------------
              Total liabilities...........................................................             449,993
                                                                                             -----------------

NET ASSETS ...............................................................................   $      14,647,308
                                                                                             =================

NET ASSETS CONSIST OF:
     Par value of shares of capital stock.................................................   $           2,183
     Additional paid-in capital...........................................................          22,025,244
     Accumulated net investment income....................................................              19,257
     Net unrealized depreciation on investments and translation of assets and liabilities
         in foreign currencies............................................................          (4,313,696)
     Accumulated net realized losses from investments and foreign currency transactions...          (3,085,680)
                                                                                             -----------------
              Net assets..................................................................   $      14,647,308
                                                                                             =================

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES - Continued
At September 30, 2001
================================================================================


     CLASS A SHARES
         Net assets.......................................................................   $      12,351,872
         Shares outstanding...............................................................           1,822,786
         Net asset value and redemption price per share...................................             $  6.78
                                                                                                       =======
         Maximum offering price per share (100/95.25 of $6.78)*...........................             $  7.12
                                                                                                       =======

     CLASS B SHARES
         Net assets.......................................................................   $       2,097,534
         Shares outstanding...............................................................             329,466
         Net asset value and redemption price per share...................................             $  6.37
                                                                                                       =======

     CLASS C SHARES
         Net assets.......................................................................   $         197,324
         Shares outstanding...............................................................              30,309
         Net asset value and redemption price per share...................................             $  6.51
                                                                                                       =======

     CLASS Y SHARES
         Net assets.......................................................................   $             578
         Shares outstanding...............................................................                  84
         Net asset value and redemption price per share...................................             $  6.88
                                                                                                       =======


* On purchases of $100,000 or more, the offering price is reduced.



SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF OPERATIONS - For the year ended September 30, 2001

================================================================================


INVESTMENT INCOME:
     Income:
         Dividends (Net of foreign withholding taxes of $9,123)...........................   $         303,188
         Interest.........................................................................             101,472
                                                                                             -----------------
              Total income................................................................             404,660
                                                                                             -----------------

     Expenses:
         Management fees (Note 3)......................................      $   219,652
         Custodian fees................................................           72,540
         Transfer agent fees
           Class A.....................................................           17,212
           Class B.....................................................            5,644
           Class C.....................................................              722
           Class Y.....................................................                8
         Audit fees....................................................           15,600
         Legal fees....................................................            9,095
         Accounting fees (Note 3)......................................            8,004
         Reports to shareholders.......................................           43,105
         Directors' fees and expenses..................................           53,877
         Registration and filing fees .................................           69,390
         Miscellaneous.................................................           14,252
         Payments under distribution plan (Note 4)
           Class A.....................................................           10,932
           Class B.....................................................           30,647
           Class C.....................................................            4,016
                                                                         ---------------
              Total expenses..............................................................             574,696
         Reimbursement of expenses by adviser (Note 3)....................................            (215,005)
         Expenses paid indirectly (Note 6)................................................                (289)
                                                                                             -----------------
              Net expenses................................................................             359,402
                                                                                             -----------------
                  Net investment income...................................................              45,258
                                                                                             -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
     Net realized gain (loss) from:
         Investment transactions..........................................................          (3,082,639)
         Foreign currency transactions....................................................              15,313
     Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities in foreign currencies......................          (6,304,837)
                                                                                             -----------------
              Net realized and unrealized loss on investments and foreign currency........          (9,372,163)
                                                                                             -----------------

                  Net decrease in net assets resulting from operations....................   $      (9,326,905)
                                                                                             =================



SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF CHANGES IN NET ASSETS

================================================================================


                                                                               YEAR ENDED            YEAR ENDED
                                                                              SEPTEMBER 30,         SEPTEMBER 30,
                                                                                 2001                   2000
                                                                                 ----                   ----
OPERATIONS:

     Net investment income (loss)...................................          $      45,258         $   (200,819)
     Net realized gain (loss) from investments and foreign currency
         transactions ..............................................             (3,067,326)           3,132,351
     Net change  in unrealized appreciation (depreciation)
         on investments and translation of assets and
         liabiliies in foreign currencies ..........................             (6,304,837)            (560,016)
                                                                              -------------         ------------
         Net increase (decrease) in net assets resulting
              operations............................................             (9,326,905)            2,371,516

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Realized gains from investment transactions:
         Class A ...................................................               (386,238)                 -
         Class B ...................................................                (68,904)                 -
         Class C ...................................................                 (4,336)                 -
         Class Y ...................................................                    (16)                 -

CAPITAL SHARE TRANSACTIONS:
     Net increase (decrease) in net assets resulting from
         Class A ...................................................             (3,520,922)           (5,322,412)
         Class B ...................................................               (370,102)             (770,843)
         Class C ...................................................               (236,375)              138,567
         Class Y ...................................................                  3,419                   908
                                                                              -------------         -------------

         Total decrease in net assets...............................            (13,910,379)          (3,582,264)

NET ASSETS:
     Beginning of year..............................................             28,557,687            32,139,951
                                                                              -------------         -------------
     End of year (including net investment income (loss) of
          $19,257 and ($115,089), respectively).....................          $  14,647,308         $  28,557,687
                                                                              =============         =============



SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
At September 30, 2001

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Davis International Series, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company currently offers one fund, Davis International Total Return Fund (the "Fund") whose primary objective is to achieve total return through capital growth or income or both. The Fund invests principally in the common stock of foreign companies and in common stock issued by U.S. companies doing substantial business in foreign markets. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities are normally valued using current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the closing bid price. Debt securities maturing in 60 days or less are usually valued at amortized cost and longer term debt securities may be valued by an independent pricing service or broker. Securities for which market quotations are not readily available and other assets are appraised at fair value as determined in good faith in accordance with methods that are authorized by the Board of Directors. Because of the difference in times of closing of markets in which the Fund's securities are traded, events affecting portfolio values that occur between the time their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price.

CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At September 30, 2001

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY - CONTINUED

Outstanding foreign currency contracts at September 30, 2001 were as follows:


                                                   Contract Amount        Valuation as of          Unrealized
Contract Description         Expiration Date           (000s)           September 30, 2001        Depreciation
----------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
Japanese Yen                    12/11/01             JPY 207,811            $ 1,752,560             $ 19,257


FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. As of September 30, 2001, the Fund had approximately $189,000 of capital loss carryovers available to offset future capital gains, if any, which expire in 2009. Additionally, the Fund had approximately $2,897,000 of post October losses available to offset future capital gains, if any, which will expire in 2010.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2001, amounts have been reclassified to reflect a decrease in additional paid in capital of $90,132, an increase in undistributed net investment income of $89,088 and a decrease in net realized loss of $1,044.

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) during the year ended September 30, 2001, were $20,039,851 and $23,275,096, respectively.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At September 30, 2001

================================================================================
NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid monthly to Davis Selected Advisers, L.P. (the "Adviser"), at the annual rate of 1.00% of the first $250 million of average net assets, 0.90% on the next $250 million of average annual net assets, and 0.80% of average annual net assets in excess of $500 million. Management fees paid during the year ended September 30, 2001 approximated 1.00% of average net assets.

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended September 30, 2001, amounted to $12,000. State Street Bank & Trust Company ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services paid to the Adviser for the year ended September 30, 2001, amounted to $3,258. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee amounted to $8,004 for the year ended September 30, 2001. The Adviser has agreed to reimburse the Fund for certain expenses incurred in the current fiscal year which amounted to $215,005. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

       Fiduciary Trust Company International (the "Sub-Adviser") also acts as the Sub-Adviser of the Fund. The Sub-Adviser manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to the Sub-Adviser. The Sub-Adviser receives from the Adviser 50% of the total annual investment advisory fees paid by the Fund to the Adviser.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the year ended September 30, 2001, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $31,339 from commissions earned on sales of Class A shares of the Fund, of which $6,695 was retained by the Underwriter and the remaining $24,644 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is reimbursed at the annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the year ended September 30, 2001, was $10,932.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At September 30, 2001

================================================================================
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED
CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the year ended September 30, 2001, Class B shares of the Fund made distribution plan payments which included distribution fees of $23,104 and service fees of $7,543.

       Commission advances by the Distributor during the year ended September 30, 2001, on the sale of Class B shares of the Fund amounted to $4,081, of which $3,957 was re-allowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $581,024, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

       A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended September 30, 2001, the Distributor received contingent deferred sales charges of $7,224 from redemptions of Class B shares of the Fund.

CLASS C SHARES

       Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan.

       During the year ended September 30, 2001, Class C shares of the Fund made distribution plan payments which included distribution fees of $3,012 and service fees of $1,004. During the year ended September 30, 2001, the Distributor received $21,344 in contingent deferred sales charges from Class C shares of the Fund.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At September 30, 2001

================================================================================
NOTE 5 - CAPITAL STOCK

       At September 30, 2001, the Fund had 500 million shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:


CLASS A
                                                                                         YEAR ENDED
                                                                                     SEPTEMBER 30, 2001
                                                                              -------------------------------
                                                                                  SHARES            AMOUNT
                                                                                  ------            ------

Shares subscribed..........................................................        10,931,937  $  102,172,760
Shares issued in reinvestment of distributions.............................            39,620         377,577
                                                                              ---------------  --------------
                                                                                   10,971,557     102,550,337
Shares redeemed............................................................       (11,294,940)   (106,071,259)
                                                                              ---------------  --------------
     Net decrease..........................................................          (323,383) $   (3,520,922)
                                                                              ===============  ==============





                                                                                         YEAR ENDED
                                                                                     SEPTEMBER 30, 2000
                                                                              -------------------------------
                                                                                  SHARES            AMOUNT
                                                                                  ------            ------

Shares subscribed..........................................................         3,473,746  $   41,247,157
Shares redeemed............................................................        (3,872,609)    (46,569,569)
                                                                              ---------------  --------------
     Net decrease..........................................................          (398,863) $   (5,322,412)
                                                                              ===============  ==============



CLASS B
                                                                                         YEAR ENDED
                                                                                     SEPTEMBER 30, 2001
                                                                              -------------------------------
                                                                                  SHARES            AMOUNT
                                                                                  ------            ------

Shares subscribed..........................................................            73,951  $      671,545
Share issued in reinvestment of distributions..............................             7,162          64,669
                                                                              ---------------  --------------
                                                                                       81,113         736,214
Shares redeemed............................................................          (129,441)     (1,106,316)
                                                                              ---------------  --------------
     Net decrease..........................................................           (48,328) $     (370,102)
                                                                              ===============  ==============


                                                                                         YEAR ENDED
                                                                                     SEPTEMBER 30, 2000
                                                                              -------------------------------
                                                                                  SHARES            AMOUNT
                                                                                  ------            ------

Shares subscribed..........................................................           112,904  $    1,352,410
Shares redeemed............................................................          (186,907)     (2,123,253)
                                                                              ---------------  --------------
     Net decrease..........................................................           (74,003) $     (770,843)
                                                                              ===============  ==============

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At September 30, 2001

================================================================================
NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS C

                                                                                         YEAR ENDED
                                                                                     SEPTEMBER 30, 2001
                                                                              -------------------------------
                                                                                  SHARES            AMOUNT
                                                                                  ------            ------
Shares subscribed..........................................................         1,241,291  $   10,920,249
Shares issued in reinvestment of distributions.............................               466           4,335
                                                                              ---------------  --------------
                                                                                    1,241,757      10,924,584
Shares redeemed............................................................        (1,253,719)    (11,160,959)
                                                                              ---------------  --------------
     Net decrease..........................................................           (11,962) $     (236,375)
                                                                              ===============  ==============

                                                                                         YEAR ENDED
                                                                                     SEPTEMBER 30, 2000
                                                                              -------------------------------
                                                                                  SHARES            AMOUNT
                                                                                  ------            ------
Shares subscribed..........................................................            76,558  $      877,496
Shares redeemed............................................................           (62,986)       (738,929)
                                                                              ---------------  --------------
     Net increase..........................................................            13,572  $      138,567
                                                                              ===============  ==============

CLASS Y
                                                                                         YEAR ENDED
                                                                                     SEPTEMBER 30, 2001
                                                                              -------------------------------
                                                                                  SHARES            AMOUNT
                                                                                  ------            ------
Shares subscribed ..........................................................            1,625  $       16,008
Shares redeemed ............................................................           (1,624)        (12,589)
    Net increase ...........................................................                1  $        3,419
                                                                              ===============  ==============

                                                                                        MAY 5, 2000
                                                                                    (INCEPTION OF CLASS)
                                                                                           THROUGH
                                                                                     SEPTEMBER 30, 2000
                                                                              -------------------------------
                                                                                  SHARES            AMOUNT
                                                                                  ------            ------
Shares subscribed..........................................................                83  $          908
Shares redeemed............................................................            -               -
                                                                              ---------------  --------------
     Net increase..........................................................                83  $          908
                                                                              ===============  ==============

NOTE 6 - EXPENSES PAID INDIRECTLY

       Under an agreement with the custodian bank, custody fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $289 during the year ended September 30, 2001.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At September 30, 2001

================================================================================
NOTE 7 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS (UNAUDITED)

       A special meeting of shareholders was held on December 1, 2000. Proxies were not solicited but a Notice of Special Meeting was mailed to all shareholders of record. Of the eligible voting power, 16,836,179 votes or 54.57% voted to approve each of the proposals listed below. No votes were received either against approving these proposals or abstaining.

PROPOSAL 1

Election of the following Directors

           Jeremy H. Biggs                        Christopher C. Davis
           G. Bernard Hamilton                    Keith R. Kroeger
           The Very Reverend James R. Leo         Richard M. Murray
           Theodore B. Smith, Jr.

PROPOSAL 2A

To approve the New Advisory Agreement with Davis Selected Advisers, Inc., and its wholly owned subsidiary, Davis Selected Advisers - NY, Inc.

PROPOSAL 2B
To approve the New Sub-Advisory Agreement between Davis Selected Advisers, Inc. and Fiduciary International, Inc.

PROPOSAL 3A
To amend fundamental policy regarding diversification

PROPOSAL 3B
To amend fundamental policy regarding concentration

PROPOSAL 3C
To amend fundamental policy regarding senior securities

PROPOSAL 3D
To amend fundamental policy regarding borrowing

PROPOSAL 3E
To amend fundamental policy regarding underwriting

PROPOSAL 3F
To amend fundamental policy regarding investments in commodities and real estate

PROPOSAL 3G

To amend fundamental policy regarding making loans

PROPOSAL 4

To ratify the selection of KPMG LLP as independent accountants of the Fund

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At September 30, 2001

================================================================================
NOTE 7 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS (UNAUDITED) - CONTINUED

     A special meeting of shareholders was held on February 23, 2001. Proxies were not solicited but a Notice of Special Meeting was mailed to all shareholders of record. Of the eligible voting power, 13,926,394 votes or 68.33% voted to approve each of the proposals listed below. No votes were received either against approving these proposals or abstaining.

PROPOSAL 1
Election of the following Directors

     Wesley E. Bass, Jr.       Jeremy H. Biggs           Marc P. Blum
     Andrew A. Davis           Christopher C. Davis      Jerry D. Geist
     D. James Guzy             G. Bernard Hamilton       Laurence W. Levine
     Theodore B. Smith, Jr.    Christian R. Sonne        Marsha Williams

PROPOSAL 2
To approve the New Sub-Advisory Agreement with Fiduciary International, Inc.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.


CLASS A

                                                                YEAR ENDED SEPTEMBER 30,
                                            ----------------------------------------------------------------
                                              2001          2000         1999          1998         1997
                                              ----          ----         ----          ----         ----
Net Asset Value,
    Beginning of Period...............      $ 11.21       $ 10.69       $  9.26      $ 11.38      $ 12.12
                                            --------      -------       -------      -------      -------
Income (Loss) From
    Net Investment  Income (Loss).....          0.04        (0.12)         -             -           -
    Net Realized and Unrealized
      Total From Investment Operations         (4.24)        0.52          1.43        (2.12)        0.25
                                            --------      -------       -------      --------      -------

Dividends and Distributions
    Distributions from Realized
      Gains ..........................         (0.19)        -             -             -          (0.99)
                                            --------      -------       -------      --------      -------
      Total Dividends and
        Distributions ................         (0.19)        -             -             -          (0.99)
                                            --------      -------       -------      --------      -------
Net Asset Value, End  of Period.......      $  6.78       $ 11.21       $ 10.69      $  9.26        $11.38
                                            =======       =======       =======      ========      =======

Total Return (1) .....................       (38.31)%        4.86%        15.44%      (18.63)%        2.71%
-------------
Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted) ...........      $12,352       $24,067       $27,202      $26,921       $39,740
    Ratio of Expenses to Average
      Net Assets .....................        1.47%(2)      1.47%(2)      1.47%(2)     1.45%(2)      1.67%(2),(3)

    Ratio of Net Investment Income
      (Loss) to Average Net Assets ...        0.37%         (0.42)%       0.24%        0.13%         0.03%
    Portfolio Turnover Rate (4).......         100%          109%           154%           63%          97%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2 Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the years ended September 30, 2001, 2000, 1999, 1998, and 1997 would have been 2.45%, 1.83%, 1.95%, 1.86%, and 1.93%, respectively.

3 The ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.66% for the year ended September 30, 1997.

4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.


CLASS B

                                                                YEAR ENDED SEPTEMBER 30,
                                           ---------------------------------------------------------------------

                                               2001(5)      2000         1999               1998           1997
                                               ----         ----         ----               ----           ----
Net Asset Value,
    Beginning of Period................     $  10.66      $  10.26      $  8.98           $  11.15      $  12.00
                                            --------      --------      -------           --------      --------
Income (Loss) From
   Investment Operations
    Net Investment (Loss) .............        (0.07)        (0.24)         -                  -           (0.10)
    Net Realized  and Unrealized
      Gains (Losses) ..................        (4.03)         0.64         1.28              (2.17)         0.24
                                             -------      --------      -------           --------      --------
      Total From Investment
        Operations ....................        (4.10)         0.40         1.28              (2.17)         0.14
                                             -------      --------      -------           --------      --------
Dividends and Distributions
    Distributions from Realized
      Gains ...........................        (0.19)          -            -                  -           (0.99)
                                             -------      --------      -------           --------      --------
      Total  Dividends and
        Distributions .................        (0.19)          -            -                  -           (0.99)
                                             -------      --------      -------           --------      --------
Net Asset Value, End of Period.........     $   6.37      $  10.66      $ 10.26           $   8.98      $  11.15
                                            ========      ========      =======           ========      ========

Total Return (1).......................       (38.99)%        3.90%       14.25%            (19.46)%        1.77%
Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted) ............     $  2,098      $  4,026      $ 4,636           $  5,450      $  8,230
    Ratio of Expenses
      to Average Net Assets ...........        2,59%(2)      2.50%(2)      2.51%(2),(3)      2.60%(2)       2.51%(2),(3)
    Ratio of Net Investment
      Loss to Average Net Assets ......       (0.66)%       (1.45)%       (0.79)%           (1.02)%        (0.80)%

    Portfolio Turnover Rate (4) .......          100%          109%          154%               63%            97%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns

2 Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the years ended September 30, 2001, 2000, 1999, 1998, and 1997 would have been 3.48%, 2.86%, 2.98%, 3.01%, and 2.98%, respectively.

3 The ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.50% for the years ended September 30, 1999, and 1997.

4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

5 Per share calculations other than distributions were based on average shares outstanding for the period.

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.



CLASS C

                                                                                                               AUGUST 19, 1997
                                                                                                            (INCEPTION OF CLASS)
                                                                                                                   THROUGH
                                                              YEAR ENDED SEPTEMBER 30,                          SEPTEMBER 30,
                                           ----------------------------------------------------------------  ------------------
                                               2001(5)       2000(5)              1999            1998              1997
                                               ----          ----                 ----            ----              ----
Net Asset Value,
    Beginning of Period................     $  10.97      $  10.53           $   9.17            $  11.37         $  11.50
                                            --------      --------           --------            --------         --------
Income (Loss) From
   Investment Operations
    Net Investment Loss................        (0.06)        (0.20)            -                     -               (0.02)
    Net Realized  and Unrealized
      Gains (Losses) ..................        (4.21)         0.64               1.36               (2.20)           (0.11)
                                            --------      --------           --------            --------         --------
      Total From Investment
         Operations ...................        (4.27)         0.44               1.36               (2.20)           (0.13)
                                            --------      --------           --------            --------         --------
Dividends and Distributions
  Distributions from Realized Gains ...        (0.19)         -                  -                   -                -
                                            --------      --------           --------            --------         --------

    Distributions from Realized Gains..        (0.19)         -                  -                   -                -
                                            --------      --------           --------            --------         --------
      Total Dividends and
         Distributions ................        (0.19)         -                  -                   -                -
                                            --------      --------           --------            --------         --------
Net Asset Value, End  of Period........     $   6.51      $  10.97           $  10.53            $   9.17         $  11.37
                                            ========      ========           ========            ========         ========

Total Return (1) ......................       (39.44)%        4.18%             14.83%             (19.35)%          (1.13)%

Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted) ............     $    197      $    464           $    302            $    256         $     61
    Ratio of Expenses
      to Average Net Assets ...........         2.50%(2)      2.51%(2),(3)       2.52%(2),(3)       2.78%(2),(3)      2.62%(2)*
    Ratio of Net Investment
      Loss to Average Net Assets ......        (0.66)%       (1.45)%            (0.80)%            (1.19)%           (2.27)%*
    Portfolio Turnover Rate (4) .......           100%          109%               154%                63%               97%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the years ended September 30, 2001, 2000, 1999, 1998 and the period ended September 30, 1997 would have been 3.48%, 2.86%, 2.99%, 3.19% and 3.14%, respectively.

3 The ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.50%, 2.51% and 2.77% for the years ended September 30, 2000, 1999 and 1998, respectively.

4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

5 Per share calculations other than distributions were based on average shares outstanding for the period.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.



CLASS Y

                                                                                          MAY 5, 2000
                                                                                     (INCEPTION OF CLASS)
                                                            YEAR ENDED                      THROUGH
                                                           SEPTEMBER 30,                 SEPTEMBER 30,
                                                               2001(5)                       2000
                                                               ----                          ----
Net Asset Value,
    Beginning of Period..........................             $ 11.22                       $ 10.88
                                                              -------                       -------
Income (Loss) From
   Investment Operations
    Net Investment Income .......................                0.09                          0.02
    Net Realized and Unrealized  Gains (Losses)..               (4.24)                         0.32
                                                              -------                       -------
      Total From Investment Operations ..........               (4.15)                         0.34
                                                              -------                       -------
Dividends and Distributions
    Distributions from Realized Gains............               (0.19)                         -
                                                              -------                       -------
      Total Dividends and Distributions .........               (0.19)                         -
                                                              -------                       -------
Net Asset Value, End of Period ..................             $  6.88                       $ 11.22
                                                              =======                       =======
Total Return (1) ................................              (37.46)%                        3.13%

Ratios/Supplemental Data
    Net Assets, End of Period ...................             $   578                       $   931
    Ratio of Expenses
      to Average Net Assets .....................                1.39%(2)                      1.39%(2),(3)*
    Ratio of Net Investment Income
      (Loss) to Average Net Assets ..............                0.45%                        (0.33)%*
     Portfolio Turnover Rate (4) ................                 100%                          109%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

2 Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the year ended September 30, 2001 and the period ended September 30, 2000 would have been 2.37% and 1.74%, respectively.

3 The ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.38% for the period ended September 30, 2000.

4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

5 Per share calculations other than distributions were based on average shares outstanding for the period.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
INDEPENDENT AUDITORS' REPORT

================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS INTERNATIONAL SERIES, INC.:

       We have audited the accompanying statement of assets and liabilities of Davis International Total Return Fund (a fund of Davis International Series, Inc.)("The Company"), including the schedule of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 1997 was audited by other auditors whose report, dated November 11, 1997, expressed an unqualified opinion on this information.

       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis International Total Return Fund of the Davis International Series, Inc. as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            KPMG LLP

Denver, Colorado
November 2, 2001

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
FOR THE YEAR ENDED SEPTEMBER 30, 2001

================================================================================

       During the fiscal year ended September 30, 2001, $440,096 of dividends paid by the Fund constituted capital gain dividends for federal income tax purposes. This amount was previously reported to shareholders on 2000 Form 1099
- DIV.

       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Tucson, Arizona 85706
================================================================================

                   DIRECTORS                    OFFICERS
                   Wesley E. Bass               Jeremy H. Biggs
                   Jeremy H. Biggs                  Chairman
                   Marc P. Blum                 Christopher C. Davis
                   Andrew A. Davis                  President
                   Christopher C. Davis         Andrew A. Davis
                   Jerry D. Geist                   Vice President
                   D. James Guzy                Kenneth C. Eich
                   G. Bernard Hamilton              Vice President
                   Theodore B. Smith, Jr.       Sharra L. Reed
                   Christian R. Sonne               Vice President, Treasurer
                   Marsha Williams                  & Assistant Secretary
                                               Thomas  D. Tays
                                                    Vice President & Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
1-800-279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive
Suite 2800
Chicago, Illinois 60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202


FOR MORE INFORMATION ABOUT DAVIS INTERNATIONAL SERIES, INC., DAVIS INTERNATIONAL TOTAL RETURN FUND, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

DAVIS SELECTED ADVISERS, L.P.
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
1-800-279-0279
www.davisfunds.com








ANNUAL REPORT









[DAVIS LOGO]